Exhibit 10.4

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Agreement”), dated as of October 8, 2013, is entered into among LUMOS NETWORKS OPERATING COMPANY, a Delaware corporation (the “Borrower”), each of the Subsidiaries of the Borrower listed on the signature pages hereto (individually, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; and together with the Borrower, individually, a “Loan Party” and, collectively, the “Loan Parties”), each of the Negative Pledgors listed on the signature pages hereto (individually, a “Negative Pledgor” and collectively, the “Negative Pledgors”), COBANK, ACB, as Administrative Agent (the “Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (the “Lenders”).

RECITALS

WHEREAS, the Loan Parties, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of April 30, 2013 (as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Lenders have agreed to certain modifications to the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of the Loan Parties, the Negative Pledgors, the Administrative Agent and the Lenders party hereto hereby agrees as follows:

SECTION 1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2.   Amendment. In reliance on the representations and warranties of the Loan Parties and the Negative Pledgors contained in this Agreement and in connection with the Borrower’s request therefor, and subject to the effectiveness of this Agreement as described in Section 5 below,

(A) The definition of “Cash Equivalents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

“Cash Equivalents” means any of the following, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents and Liens constituting Permitted Liens under clauses (a), (e) and (i) of the definition of Permitted Liens, having a maturity of not greater than two years from the date of acquisition thereof: (a) Investments consistent with the Lumos Networks Investment Policy Statement approved by the Board of Directors of the Borrower and delivered to Administrative Agent on September 10, 2013 and posted for the Lenders on September 23, 2013, provided, any changes to the Lumos Networks Investments Policy Statement after September 10, 2013 shall be subject to the prior written consent of the Administrative Agent, or (b) other Investments satisfactory to the Administrative Agent.

SECTION 3. Each of the Loan Parties and the Negative Pledgors hereby represents and warrants to the Lenders as follows:

(A) Such entity has the right and power to execute, deliver and perform its obligations under this Agreement in accordance with its terms.
(B) Such entity has taken all necessary action to authorize it to execute, deliver and perform its obligations under this Agreement in accordance with its terms.
(C) This Agreement has been duly executed and delivered by such entity and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.
(D) The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,
(1) require any Governmental Authorization or violate any Applicable Law relating to such entity;
(2) conflict with, result in a breach of or constitute a default under the organizational documents of such entity;

(3) conflict with any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any Governmental Authorization relating to it; or

(4) result in or require the creation or imposition of any lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such entity.
(E) the representations and warranties of such entity set forth in the Loan Documents are true and correct as of the date hereof as if made on the date hereof.
(F) no Default or Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 4.   The Loan Parties as the makers of the Credit Agreement, the Security Agreement, and other relevant Loan Documents, hereby confirm and agree that (a) each such document is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by any grant of security interest created pursuant to the terms of each such document include any and all obligations of the Borrower, the other Loan Parties and the Negative Pledgors to the Administrative Agent and the Lenders under the Credit Agreement.

SECTION 5.   The Negative Pledgors as the makers of the Negative Pledge Agreement and other relevant Loan Documents, hereby confirm and agree that each such document is and shall continue to be in full force and effect.

SECTION 6.   This Agreement shall be effective (such date, the “Effective Date”) only upon (i) receipt by the Administrative Agent of an executed counterpart hereto signed by each Required Lender, each Loan Party and each Negative Pledgor, (ii) receipt by the Administrative Agent of an executed account control agreement for any account opened on or before the Effective Date that is not and is not reasonably expected to remain a Permitted Unblocked Account in form and substance reasonably acceptable to Administrative Agent, (iii) receipt by the Administrative Agent of a current list of all securities accounts and deposit accounts maintained by each Loan Party.  The modification to the provision of the Credit Agreement pursuant to this Agreement shall be effective as provided herein.  All obligations and rights of the Loan Parties, the Negative

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Pledgors, the Administrative Agent and the Lenders arising out of or relating to the period commencing on the Effective Date shall be governed by the terms and provisions of the Loan Documents giving effect to the modifications provided for herein; and the obligations of and rights of the Loan Parties, Administrative Agent and the Lenders arising out of or relating to the period prior to the Effective Date shall continue to be governed by the Loan Documents without giving effect to the modifications provided for herein.

SECTION 7.   This Agreement shall not constitute a novation of the Credit Agreement, the Security Agreement, the Negative Pledge Agreement, or any other Loan Document. All references to any agreement or instrument amended hereby in such agreement or instrument, in any other Loan Document or in any other documents, instruments or agreements executed or delivered in connection therewith, shall be deemed a reference to such agreement or instrument as amended by this Agreement.  Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and, except as specifically provided in this Agreement, the Loan Documents shall remain in full force and effect.

SECTION 8.   The Borrower agrees to pay to the Administrative Agent, on demand, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby and Borrower agrees that all such reasonable out-of-pocket costs and expenses incurred by the Administrative Agent are part of the Secured Obligations.

SECTION 9.   This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.  This Agreement shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including the governing law provisions thereof.

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

LUMOS NETWORKS OPERATING COMPANY, as Borrower

By:
Name: Harold Covert
Title: Executive Vice President, Chief Financial Officer and Treasurer

LUMOS MEDIA INC.

LUMOS PAYROLL CORP.

LUMOS NETWORKS OF WEST VIRGINIA INC.

LUMOS NETWORKS INC.

LUMOS FIBERNET INC.

ROANOKE & BOTETOURT NETWORK LLC

NTELOS NET LLC

FIBERNET OF VIRGINIA INC.

MOUNTAINEER TELECOMMUNICATIONS, LLC

LUMOS NETWORKS LLC

FIBERNET OF OHIO, LLC

FIBERNET TELECOMMUNICATIONS OF

PENNSYLVANIA, LLC, as Subsidiary Guarantors

By:
Name: Harold Covert
Title: Executive Vice President, Chief Financial Officer and Treasurer

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LUMOS TELEPHONE OF VIRGINIA LLC,
R & B TELEPHONE LLC,
LUMOS TELEPHONE INC.,
LUMOS TELEPHONE OF BOTETOURT INC., as Negative Pledgors

By:
Name: Harold Covert
Title: Executive Vice President, Chief Financial Officer and Treasurer

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COBANK, ACB, as Administrative Agent and a Lender

By:
Name: Gloria Hancock
Title:  Vice President

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ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

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UNION BANK, N.A., as a Lender

By:
Name:
Title:

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FIFTH THIRD BANK, as a Lender

By:
Name:
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BROWN BROTHERS HARRIMAN, as a Lender

By:
Name:
Title:

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WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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                                                                    BRANCH BANKING AND TRUST COMPANY,                                                                             as a Lender

By:
Name:
Title:

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FARM CREDIT BANK OF TEXAS, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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AGFIRST FARM CREDIT BANK, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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AGSTAR FINANCIAL SERVICES, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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1st  FARM CREDIT SERVICES, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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UNITED FCS, FLCA, d/b/a FCS COMMERCIAL FINANCE GROUP, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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FRONTIER FARM CREDIT, ACA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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FARM CREDIT WEST, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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AMERICAN AGCREDIT, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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FARM CREDIT EAST, ACA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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AGHERITAGE FARM CREDIT SERVICES, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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MIDALTANTIC FARM CREDIT, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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AGCHOICE FARM CREDIT, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title:

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BADGERLAND FINANCIAL, FLCA, as a Voting Participant pursuant to Subsection 9.07(D) of the Credit Agreement

By:
Name:
Title: